FORM NO. 7a

Registration No. 20389

BERMUDA

CERTIFICATE OF DEPOSIT OF MEMORANDUM OF INCREASE OF SHARE CAPITAL

THIS IS TO CERTIFY that a Memorandum of Increase of Share Capital of

Marvell Technology Group Ltd.

was delivered to the Registrar of Companies on the **29th** day of **June, 2006** in accordance with section 45(3) of ***the Companies Act 1981*** ("the Act").

Given under my hand and Seal of the REGISTRAR OF COMPANIES this **3rd** day of **July, 2006**

for Acting Registrar of Companies

Capital prior to increase: US$1,000,000.00

Amount of increase: US$1,000,000.00

Present Capital: US$2,000,000.00

FORM NO. 7a

Registration No. 20389

BERMUDA

CERTIFICATE OF DEPOSIT OF MEMORANDUM OF INCREASE OF SHARE CAPITAL

THIS IS TO CERTIFY that a Memorandum of Increase of Share Capital of

Marvell Technology Group Ltd.

was delivered to the Registrar of Companies on the **7th** day of **June, 2004** in accordance with section 45(3) of ***the Companies Act 1981*** ("the Act").

Given under my hand and Seal of the REGISTRAR OF COMPANIES this **11th** day of **June, 2004**

for Registrar of Companies

Capital prior to increase: US$ 500,000.00

Amount of increase: US$ 500,000.00

Present Capital: US$ 1,000,000.00

FORM NO. 7a

Registration No. 20389

BERMUDA

CERTIFICATE OF DEPOSIT OF MEMORANDUM OF INCREASE OF SHARE CAPITAL

THIS IS TO CERTIFY that a Memorandum of Increase of Share Capital of

Marvell Technology Group Ltd.

was delivered to the Registrar of Companies on the **25th** day of **April, 2000** in accordance with section 45(3) of ***the Companies Act 1981*** ("the Act").

Given under my hand and Seal of the REGISTRAR OF COMPANIES this **10th** day of **May, 2000**.

for **Registrar of Companies**

Capital prior to increase: US$ 80,000.00

Amount of increase: US$420,000.00

Present Capital: US$500,000.00

FORM NO. 7a

Registration No. 20389

BERMUDA

CERTIFICATE OF DEPOSIT OF MEMORANDUM OF INCREASE OF SHARE CAPITAL

THIS IS TO CERTIFY that a Memorandum of Increase of Share Capital
of

Marvell Technology Group Ltd.

was delivered to the Registrar of Companies on the **16th** day of **July, 1999** in accordance with section 45(3) of ***the Companies Act 1981*** ("the Act").

Given under my hand this **3rd** day of **August, 1999**.

for **Registrar of Companies**

Capital prior to increase: US$ 60,000.00

Amount of increase: US$ 20,000.00

Present Capital: US$ 80,000.00

FORM NO. 7a
No.)

Registration No. 20389

BERMUDA

CERTIFICATE OF DEPOSIT OF MEMORANDUM OF INCREASE OF SHARE CAPITAL

THIS IS TO CERTIFY that a Memorandum of Increase of Share Capital
of

Marvell Technology Group Ltd.

was delivered to the Registrar of Companies on the **22nd** day of **July, 1998** in accordance with section 45(3) of ***the Companies Act 1981*** ("the Act").

Given under my hand this **7th**
day of **August, 1998**.

for **Registrar of Companies**

Capital prior to increase: US$40,000.00

Amount of increase: US$20,000.00

Present Capital: US$60,000.00

FORM NO. 7a

Registration No. EC 20389

BERMUDA

CERTIFICATE OF DEPOSIT OF MEMORANDUM OF INCREASE OF SHARE CAPITAL

THIS IS TO CERTIFY that a Memorandum of Increase of Share Capital of

Marvell Technology Group Ltd.

was delivered to the Registrar of Companies on the **26th** day of **September, 1996** in accordance with section 45(3) of ***the Companies Act 1981*** ("the Act").

Given under my hand this **1st** day of **October, 1996**.

for **Registrar of Companies**

Capital prior to increase: US$20.000.00

Amount of increase: US$20.000.00

Present Capital: US$40.000.00

FORM 7a

BERMUDA

THE COMPANIES ACT 1981

CERTIFICATE OF DEPOSIT OF MEMORANDUM OF INCREASE OF SHARE CAPITAL

THIS IS TO CERTIFY that a Memorandum of Increase of Share Capital

of

Marvell Technology Group Ltd.

was deposited in the Office of the Registrar of Companies

on the

10th day of March, 1995

IN WITNESS WHEREOF I have hereto set my hand this 10th day of March, 1995

for REGISTRAR OF COMPANIES

Capital prior to increase US$ 12,000.00

Amount of increase US$ 8,000.00

Present Capital US$ 20,000.00